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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  FEBRUARY 24, 1997

Date of Earliest Event Reported:  FEBRUARY 20, 1997



                               DEPARTMENT 56, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                       1-11908               13-3684956
  (State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                           Identification No.)



       ONE VILLAGE PLACE, 6436 CITY WEST PARKWAY, EDEN PRAIRIE, MN  55344
          (Address of principal executive offices, including zip code)



Registrant's telephone number, including area code: (612) 944-5600


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ITEM 5.   OTHER EVENTS.

          A copy of the Press Release dated February 20, 1997, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release, dated February 20, 1997.


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     February 24, 1997


                              DEPARTMENT 56, INC.


                              /s/ Mark R. Kennedy
                              ----------------------------------------
                              Mark R. Kennedy
                              Senior Vice President - Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION                                            PAGE

99.1                Press Release, dated February 20, 1997                  5


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